EXHIBIT A

[FORM OF CLASS A-[•] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NO TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF ERISA AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Initial Certificate Principal Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Principal Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

______ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class A-[•]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _________________________________

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class A-[•]

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to _________________________________

______________________________________________________________________________

_____________________________________________________________________________.

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT B

[FORM OF CLASS M-[·] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF ERISA AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Initial Certificate Principal Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Principal Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

_______ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class M-[·]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:  ________________________________

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class M-[·]

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ________________________________

______________________________________________________________________________

_____________________________________________________________________________.

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT C

[FORM OF CLASS B-[·] CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[FOR ALL CERTIFICATES OTHER THAN THE CLASS B-5 CERTIFICATES] NO TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT EITHER (I) SUCH TRANSFEREE IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO SECTION 406 OF ERISA AND/OR SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS BY REASON OF THEIR INVESTMENT IN THE ENTITY (A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH TRANSFER OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 OR PTCE 96-23.  ANY PURPORTED TRANSFER OF THIS CERTIFICATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT TO OR ON BEHALF OF A PLAN WITHOUT THE DELIVERY TO THE TRUSTEE OF A REPRESENTATION LETTER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.  IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE TRANSFEREE WILL BE DEEMED TO HAVE MADE A REPRESENTATION AS PROVIDED IN CLAUSE (I) OR (II) OF THIS PARAGRAPH, AS APPLICABLE.

[FOR THE CLASS B-5 CERTIFICATES ONLY] PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, THIS ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS (A “PLAN”) OR A PERSON ACQUIRING THE CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH PLAN (A “BENEFIT PLAN INVESTOR”) OR (II) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Initial Certificate Principal Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Principal Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

__________ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class B-[·]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[FOR CLASS B-5 CERTIFICATES ONLY] Pursuant to Section 5.02(b) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or an entity whose underlying assets include such plan’s or arrangement’s assets, or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or arrangement (a “Plan”) which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of a Plan or a person acquiring such Certificate for, on behalf of or with the assets of a Plan, (a “Benefit Plan Investor”), an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

[FOR CLASS B-4 AND CLASS B-5 CERTIFICATES ONLY] No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  This Certificate may not be offered or sold except to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) or, only if the entire Class is being sold to an investor or the Depositor otherwise consents, institutional “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act).  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.  In the event that this Certificate is being held through the Depository, the representation that the Beneficial Owner is a “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) shall be deemed to have been made to the Trustee by any Beneficial Owner who purchases an interest in this Certificate in book-entry form.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:  _________________________________

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ___________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class B-[·]

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent

EXHIBIT D

[FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, THIS ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS (A “PLAN”) OR A PERSON ACQUIRING THE CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH PLAN (A “BENEFIT PLAN INVESTOR”) OR (II) IF THE TRANSFEREE IS AN INSURANCE COMPANY A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Initial Certificate Principal Balance

of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal Balances

of all Certificates

of this Class

:

$

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

_________ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9

Home Equity Pass-Through Certificates, Series 2005-9

Class R

evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CREDIT SUISSE FIRST BOSTON LLC is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

Pursuant to Section 5.02(b) of the Agreement, no transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Class R Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or arrangement (a “Benefit Plan Investor”) which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Class R Certificate presented for registration in the name of a Benefit Plan Investor, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event that a representation is violated, or any attempt to transfer a Class R Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class R Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:

__________________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ________________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class R

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT E-1

[FORM OF CLASS X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, THIS ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS (A “PLAN”) OR A PERSON ACQUIRING THE CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH PLAN (A “BENEFIT PLAN INVESTOR”) OR (II) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Percentage Interest

:

CUSIP

:

Maturity Date

:

_______ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9

Class X

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CREDIT SUISSE FIRST BOSTON LLC is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 5.02(b) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or an entity whose underlying assets include such plan’s or arrangement’s assets, or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or arrangement (a “Plan”) which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of a Plan or a person acquiring such Certificate for, on behalf of or with the assets of a Plan, (a “Benefit Plan Investor”), an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  This Certificate may not be offered or sold except to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) or, only if the entire Class is being sold to an investor or the Depositor otherwise consents, institutional “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act).  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

  as Trustee

By:

________________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: ______________________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class X

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT E-2

[FORM OF CLASS P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, THIS ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS (A “PLAN”) OR A PERSON ACQUIRING THE CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH PLAN (A “BENEFIT PLAN INVESTOR”) OR (II) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Maturity Date

:

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Percentage Interest

:

CUSIP

:

Maturity Date

:

_______ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9

Class P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________]is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 5.02(b) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or an entity whose underlying assets include such plan’s or arrangement’s assets, or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or arrangement (a “Plan”) which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of a Plan or a person acquiring such Certificate for, on behalf of or with the assets of a Plan, (a “Benefit Plan Investor”), an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

  as Trustee

By:

________________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _______________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class P

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT F

[FORM OF INTEREST-ONLY CERTIFICATE]

 [ONLY FOR CLASS A-IO-S CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[ONLY FOR CLASS A-IO-S CERTIFICATES]  PURSUANT TO SECTION 5.02(b) OF THE AGREEMENT, THIS ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS (I) THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE SUCH PLAN’S OR ARRANGEMENT’S ASSETS (A “PLAN”) OR A PERSON ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF OR WITH THE ASSETS OF, SUCH PLAN (A “BENEFIT PLAN INVESTOR”) OR (II)  THE TRANSFEREE DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) IF THE CLASS A-IO-S CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER THAT THE TRANSFEREE IS PURCHASING THE CLASS A-IO-S CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THAT THE PURCHASE AND HOLDING OF SUCH CLASS A-IO-S CERTIFICATE IS COVERED UNDER SECTIONS I AND III OF PTCE 95-60.]  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

November 1, 2005

First Distribution Date

:

December 27, 2005

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

________ 20__

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class A-IO-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate and adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first and second liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Acceptance Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Servicers, the Special Servicer, the Credit Risk Manager or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CEDE & CO.][CREDIT SUISSE FIRST BOSTON LLC] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[ONLY FOR CLASS A-IO-S CERTIFICATES] [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  This Certificate may not be offered or sold except to “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act) or, only if the entire Class is being sold to an investor or the Depositor otherwise consents, institutional “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act).  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 5.02(b) of the Agreement, no transfer of this ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of, such plan or arrangement (a “Plan”) which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii)  in the case of any such ERISA-Restricted Certificate presented for registration in the name of a Plan or a person acquiring such Certificate for, on behalf of or with the assets of, a Plan (a “Benefit Plan Investor”), such Benefit Plan Investor delivers an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or (iii) if the Class A-IO-S Certificate has been the subject of an ERISA-Qualifying Underwriting and the Transferee is an insurance company, the Transferee delivers to the Trustee a representation letter that the Transferee is purchasing the Class A-IO-S Certificate with funds contained in an “insurance general account” (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Class A-IO-S Certificate is covered under Sections I and III of PTCE 95-60.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December __, 2005.

U.S. BANK NATIONAL ASSOCIATION,

  as Trustee

By:_________________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:  December __, 2005

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _________________________________

Authorized Signatory

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
Home Equity Asset Trust Series 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class A-IO-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Definitive Certificates, the last business day of the month preceding the Distribution Date and (2) with respect to all Certificates held in Book-Entry Form only, the Business Day immediately preceding the Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers, the Special Servicer, the Seller and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicers, the Special Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Special Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Loan Balance as of the Cut-off Date and the amount on deposit in the Prefunding Account on the Closing Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of (i) 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in February 2036.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

___________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number               , or, if mailed by check, to ____________________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT G

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

[Depositor]

[Servicer]

[Servicer]

[Seller]

Re:

Pooling and Servicing Agreement among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”)  Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as a Custodian, hereby certifies that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

(i)

the original Mortgage Note, endorsed as provided in the following form: “Pay to the order of ________, without recourse”; and

(ii)

a duly executed Assignment of the Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The undersigned Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  The undersigned Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[                                                                 ],
as a Custodian

By:  ______________________________

Name:  ____________________________

Title:  _____________________________

EXHIBIT H

FORM OF FINAL CERTIFICATION OF CUSTODIAN

[date]

[Depositor]

[Servicer]

[Servicer]

[Seller]

Re:

Pooling and Servicing Agreement among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”) Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as a Custodian, hereby certifies that as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

(i)

the original Mortgage Note, endorsed in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement, with all intervening endorsements, and including any riders to the Mortgage Note, showing a complete chain of endorsement from the originator to the last named endorsee;

(ii)

with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(iii)

the original of any guarantee executed in connection with the Mortgage Note (if any);

(iv)

the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording;

(v)

the originals of all assumption, modification, consolidation or extension agreements (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office), with evidence of recording thereon, if any;

(vi)

a duly executed assignment of the Mortgage in the form provided in Section 2.01(b) of the Pooling and Servicing Agreement; provided, however, that if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the Assignment of the Mortgage (excluding information to be provided by the recording office);

(vii)

the original of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the related Seller, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller);

(viii)

the original or duplicate original lender’s title insurance policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company (or, in appropriate jurisdictions, attorney’s opinion of title and abstract of title); and

(ix)

the original primary mortgage insurance certificate, if any or copy of mortgage insurance certificate.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii), (iv), (vi), (ix) and (x) of the definition of the “Mortgage Loan Schedule” in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

The undersigned Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The undersigned Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the undersigned Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[                                                                   ],
as a Custodian

By:  ______________________________

Name:  ____________________________

Title:  _____________________________

EXHIBIT I

TRANSFER AFFIDAVIT

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class [_______]

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the “Certificate”) issued pursuant to Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 5.02(b) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(b) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as EXHIBIT J to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is [_____________].

9.

The Transferee is a United States Person.

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

In accordance with Revenue Procedure 2001-12, I.R.B. 2001-2,

(a)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed suing a discount rate equal to the “applicable federal rate” prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Rev. Proc. 2001-12) or, to the extent it is not, if the Transferee has asserted that it regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate, the transactions with the unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately stated in Exhibit A to this letter; or

(b)

the Transferee (i) is an “eligible corporation” as defined in Section 860L(a)(2) of the Internal Revenue Code, as to which the income of Class R Certificates will only be subject to taxation in the United States, (ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Internal Revenue Code) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

12.

That the Owner:

(a) is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), or any other person purchasing any Certificate for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”);

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by a Benefit Plan Investor will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__ .

___________________________________

  Print Name of Transferee

By:  ________________________________

Name:

Title:

[Corporate Seal]

ATTEST:

_____________________________

[Assistant] Secretary

Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this day __of _________, 20__.

_________________________________

NOTARY PUBLIC

My Commission expires the __ day of

_________, 20  .

EXHIBIT 1
to
EXHIBIT I

Certain Definitions

“Ownership Interest”: As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

“Person”: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Transfer”: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

EXHIBIT 2
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EXHIBIT I

Section 5.02(b) of the Agreement

No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall either (i) deliver a letter in substantially the form of (A) Exhibit L (the “Rule 144A Letter”) or (B) if the Private Certificate subject to such transfer represents the entire Class or the Depositor otherwise consents to such transfer, Exhibit K (the “Investment Letter”) or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Private Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Special Servicer and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received in accordance with Exhibit I, Exhibit K or Exhibit L, as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not a Plan or a Person acquiring such ERISA-Restricted Certificate for, on behalf of or with the assets of, any such Plan, (a “Benefit Plan Investor”), which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) in the case of an ERISA-Restricted Certificate if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of a Benefit Plan Investor without a representation as required above, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit H, to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement or on behalf of a Plan without the delivery to the Trustee of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in this paragraph.

If any ERISA-Restricted Swap Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Swap Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor, the Trustee, the Special Servicer or the Servicers from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate or ERISA-Restricted Swap Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

EXHIBIT J

FORM OF TRANSFEROR CERTIFICATE

__________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue
New York, New York 10010
Attention: Kevin Steele

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota  55107

Re:

Credit Suisse First Boston Mortgage Acceptance Corp., Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, Class [___]

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

___________________________

Print Name of Transferor

By: ___________________________

Authorized Officer

EXHIBIT K

FORM OF INVESTMENT LETTER (NON-RULE 144A)

__________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue
New York, New York 10010
Attention: Kevin Steele

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota  55107

Re:

Credit Suisse First Boston Mortgage Acceptance Corp.,
Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, Class [___]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), nor are we acquiring such certificates for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”), (ii) if we are a Benefit Plan Investor, we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) in the case of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement, either (i) the Investor is neither a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, (f) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (h) below), (g) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

___________________________

Print Name of Transferee

By: ___________________________

Authorized Officer

EXHIBIT L

FORM OF RULE 144A LETTER

____________, 200__

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue
New York, New York 10010
Attention: Kevin Steele

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota  55107

Re:

Credit Suisse First Boston Mortgage Acceptance Corp.,
Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9, Class [___]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), nor are we acquiring such certificates for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”), (ii) if we are a Benefit Plan Investor, we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates will not subject the Depositor, the Trustee, the Special Servicer or the Servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or, (e) in the case of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement, either (i) the Investor is neither a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, (f) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (g) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (h) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

___________________________

Print Name of Transferee

By: ___________________________

Authorized Officer

ANNEX 1 TO EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $__________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $[·] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $[·] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

________________________

Print Name of Buyer

By: _____________________

Name:

Title:

Date: ___________________

1

Buyer must own and/or invest on a discretionary basis at lease $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

ANNEX 2 TO EXHIBIT L

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $[·] in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

___________________________

Print Name of Buyer or Adviser

By: _____________________

Name:

Title:

IF AN ADVISER:

___________________________

Print Name of Buyer

Date: ___________________

EXHIBIT M

REQUEST FOR RELEASE
(for Trustee)

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9
Class [_______]

Loan Information
Name of Mortgagor:	________________________
Servicer Loan No.:	________________________
Trustee
Name:
Address:	________________________
________________________
________________________
Trustee Mortgage File No.:

The undersigned Servicer hereby acknowledges that it has received from LaSalle Bank National Association as Custodian for the Holders of Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).

( )

Mortgage Note dated ________, ____, in the original principal sum of $_______, made by _________, payable to, or endorsed to the order of, the Trustee.

( )

Mortgage recorded on __________ as instrument no. _________ in the County Recorder’s Office of the County of _________, State of _________ in book/reel/docket of official records at page/image ___________.

( )

Deed of Trust recorded on __________ as instrument no. __________ in the County Recorder’s Office of the County of __________, State of _________ in book/reel/docket ______ of official records at page/image ______.

( )

Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ______as instrument no. ______ in the County Recorder’s Office of the County of ______, State of ________ in book/reel/docket ____ of official records at page/image ____.

( )

Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )

( )

( )

( )

The undersigned Servicer hereby acknowledges and agrees as follows:

(1)

The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2)

The Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer, if applicable, assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3)

The Servicer shall return each and every Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

(4)

The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Custodian, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer’s possession, custody or control.

[Servicer]

By:  _________________

Its  _________________

Date: ___________, 20__

EXHIBIT N

OFFICER’S CERTIFICATE WITH RESPECT TO PREPAYMENTS

[Date]

Via Facsimile

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota  55107

Attention: [__________________]

Re:  Pre-Payments

Dear Sir or Madam:

__________________ hereby certifies that he/she is an officer of [Servicer], holding the office set forth beneath his/her name and hereby further certifies as follows:

With respect to the Mortgage Loans, as the term is defined in the Pooling and Servicing Agreement, set forth in the attached schedule:

1.

A Principal Prepayment in full was received during the related Due Period;

2.

Any Prepayment Premium due under the terms of the Mortgage Note with respect to such Principal Prepayment in full was received from the mortgagor and deposited in the Collection Account;   ____ Yes    ____ No

3.

As to each Mortgage Loan so noted on the attached schedule, all or part of the Prepayment Premium required in connection with the Principal Prepayment in full was waived based upon (Circle one): (i) [such Servicer’s] determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Premium, (ii)(A) the enforceability thereof be limited (1) by bankruptcy insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, or (iii) [such Servicer] was unable to locate documentation sufficient to allow it to confirm the existence and amount of such Prepayment Premium, having used its best efforts to locate such documentation, which efforts included, but were not limited to, seeking such documentation from the Depositor, the Seller, the Custodian and from its own records or files;

4.

We certify that all amounts due in connection with the waiver of a Prepayment Premium inconsistent with number 3 above which are required to be deposited by [Servicer] pursuant to Section 3.20 of the Pooling and Servicing Agreement, have been or will be so deposited.

By:    [Servicer]

(Name) _________________________

Its: (Title) _______________________

EXHIBIT O

FORM OF SERVICER REPORT

The following information will be e-mailed to Trustee in accordance with Section 4.04:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-29

30-59

60-89

90 +

Foreclosures

Bankruptcies

REO Properties

Loss Amounts
Stated Principal Balance

EXHIBIT P

[RESERVED]

EXHIBIT Q

FORM OF SUBSEQUENT TRANSFER AGREEMENT

THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [_____], 2005 (this “Subsequent Transfer Agreement”), among CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, in its capacity as seller under the Pooling and Servicing Agreement referred to below (the “Seller”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”);

WHEREAS, the parties hereto are also among the parties to the Pooling and Servicing Agreement, dated as of November 1, 2005, among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”) (the “Pooling and Servicing Agreement”), in relation to the Home Equity Asset Trust 2005-9, Home Equity Pass-Through Certificates, Series 2005-9;

WHEREAS, Sections 2.01(d) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

(i)

The “Subsequent Transfer Date” and “Subsequent Cut-off Date” with respect to this Subsequent Transfer Agreement shall be [_______________], 2005.

(ii)

The “Aggregate Subsequent Purchase Amount” with respect to this Subsequent Transfer Agreement shall be $[_____________], provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

(iii)

The Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date shall satisfy the pool characteristics for the Trust Fund identified in Section 2.01(d) of the Pooling and Servicing Agreement.

(iv)

In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

(v)

In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.  Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

(vi)

The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(vii)

This Subsequent Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

(viii)

The Subsequent Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,

as Depositor

By:

_____________________________________

Name:

Title:

DLJ MORTGAGE CAPITAL, INC.,

as Seller

By:

_____________________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION,

not in its individual capacity, but solely as

Trustee

By:

___________________________________

Name:

Title:

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,

as a Servicer

By:_____________________________

Name:

Title:

SELECT PORTFOLIO SERVICING, INC.,

as a Servicer

By:_____________________________

Name:

Title:

OCWEN LOAN SERVICING, LLC,

as a Servicer

By:_____________________________

Name:

Title:

EXHIBIT R

FORM OF SPECIAL REQUEST FOR RELEASE

(Available Upon Request)

EXHIBIT S

PERFORMANCE STANDARDS

	Standards	Termination Standard

1.	Right Party Contacts (First 15 days of delinquency) Servicer will achieve an average daily Right Party Contact Rate for the month against all accounts in their first 15 days of delinquency	22.5%

2.	Right Party Contacts (After the 15th day of delinquency but not in foreclosure) Servicer will achieve an average daily Right Party Contact Rate for the month against all accounts past the first 15 days of delinquency but prior to foreclosure	18.75%

3	Promise to Pay Servicer will achieve an average daily Promise to Pay on a minimum percentage of all loans 1 – 89 days delinquent	22.5%

4	Roll Rate (1 to 29 days of delinquency – MBA method) Servicer shall achieve a rolling three month average percentage of loans, based on Unpaid Principal Balance, that remain in the same bucket or improve their delinquency status (including loans that payoff or are otherwise liquidated) from previous month-end to current month-end	52.5%

5	Roll Rate (30 to 59 days of delinquency – MBA method) Servicer shall achieve a rolling three month average percentage of loans, based on Unpaid Principal Balance, that remain in the same bucket or improve their delinquency status (including loans that payoff or are otherwise liquidated) from previous month-end to current month-end	45%

6	Roll Rate (60 to 89 days of delinquency – MBA method) Servicer shall achieve a rolling three month average percentage of loans, based on Unpaid Principal Balance, that remain in the same bucket or improve their delinquency status (including loans that payoff or are otherwise liquidated) from previous month-end to current month-end	30%

7	Abandonment Rate Servicer will operate its customer service area to achieve no more than a maximum abandonment rate on customer calls	13.3%
8	REO Sales Servicer will sell a minimum percentage of the REO Sellable Portfolio on a monthly basis and will obtain a Total Sales Price to Total Reconciled Market Value of at least 95% measured on a rolling three month average	11.25%

9	Servicer will obtain a minimum Pre-Foreclosure Resolution Rate on a rolling three month average	45%

10	Servicer will meet a minimum Foreclosure Timeline percentage on a rolling three month average basis	120%

Definitions for Performance Standards

Abandonment Rate The percentage of total incoming calls to the customer service area which are not directed to the automated telephony response system in which the customer terminates the call prior to connection with a customer service representative.

Collection Calls – First 15 days of Delinquency These calls are made for all mortgage loans that are past due and have broken a Promise to Pay between the first and 15th day of delinquency, except for loans that are screened out from such calls for reasons including, but not limited to:  bankruptcies, interim payments in the first 30 days after transfer, loans for which borrowers have requested in writing that the Servicer not contact them and early indicator scoring exclusions.  On initial contact for a second lien account, the Servicer shall obtain senior lien information for the mortgagor.  The expectation is that the Servicer will make an Attempt every other business day.

Collection Calls – After the 15th Day of Delinquency but Not Yet in Foreclosure.  These calls are made for all Mortgage Loans that are delinquent and have broken a Promise to Pay after the 15th day of delinquency, except for loans that are screened out from such calls for reasons including, but not limited to:  bankruptcies, loans in foreclosure, loans for which borrowers have requested in writing that the Servicer not contact them and early indicator scoring exclusions.  As applicable, the expectation is that the Servicer will make two Attempts each business day.

Foreclosure Timelines For Mortgage Loans in foreclosure, Servicer will, subject to clause (ii) below, meet or improve upon the foreclosure timelines.  The Servicer will use the most recently published Freddie Mac foreclosure timelines as may be amended from time to time. The Servicer will not be penalized with a reduction in fees for unavoidable delays such as bankruptcy, missing documents, workouts authorized by the residual holder, contested actions, service of process delays, sheriff sale scheduling delays, court delays in entering judgment or scheduling hearings, and other circumstances agreed to by the residual holder, provided that the Servicer (i) has documented its system accordingly and (ii) upon request by the residual holder, provide a report of such conditions, such report detailing corrective actions taken, the date of such actions and the expected resolution date, and demonstrating diligent time management to resolve such issues.

Foreclosure Timeline Percentage For all Mortgage Loans with a completed foreclosure sale during the preceding month, the average across all such loans of the ratio of the number of days to foreclosure from the date of the foreclosure initiation divided by the applicable FHLMC standard in the relevant state.

Pre-Foreclosure Resolution shall mean any of the following:

-

Reinstatement - means any defaulted mortgage loan for which the borrower brings the Mortgage Loan back to a status no more than 60 days delinquent through a lump sum payment or otherwise consistent with the terms of the Pooling and Servicing Agreement.

-

Full payoff - means any defaulted mortgage loan which is paid in full as defined in the Pooling and Servicing Agreement.

-

Cash for keys – means a defaulted mortgage loan for which the mortgagor surrenders the property in exchange for a cash sum to enable foreclosure on a property with imperfect title.

-

Shortfall payoff - means a defaulted mortgage loan for which a final payment in an amount less than the indebtedness owed under the applicable mortgage note is made consistent with the terms of the Pooling and Servicing Agreement and such payment is received by the Servicer in full satisfaction of such indebtedness.

-

Deed-in-Lieu of Foreclosure - means a defaulted mortgage loan for which title to the mortgaged property is taken by the Servicer through deed in lieu of foreclosure and the resulting REO Property is to be liquidated consistent with the terms of the Pooling and Servicing Agreement.

-

Modification/Deferral (subject to REMIC restrictions) - means a defaulted mortgage loan which is modified in a manner consistent with the Pooling and Servicing Agreement and for which the borrower has made three consecutive payments consistent with the terms of such mortgage loan as so modified.

-

Forbearance Plan – means a defaulted mortgage loan for which a borrower has made payments in accordance with a forbearance plan entered into by the borrower.

-

Take-out at Foreclosure Sale - means the mortgaged property related to a defaulted mortgage loan that is purchased at a foreclosure sale by a party other than the Servicer in a manner consistent with the Pooling and Servicing Agreement.

Pre-Foreclosure Resolution Rate is calculated as the percentage of the loans (by number) that are at least 90 days past due at the beginning of a month on which a Pre-Foreclosure Resolution is achieved during the month divided by the sum of such resolved loans and the number of loans that go to REO during the month.

Promise to Pay is an agreement with the Obligor to make at least one full payment within thirty days.

Reconciled Market Value (“RMV”) is the targeted sales price of a REO property.  RMV is established following an analysis by the Servicer’s in-house appraisers of competing marketing plans and other market conditions.  This analysis will include a review of the interior Broker Price Opinions (BPOs) received from the listing agent and an outside third party real-estate agent.  This set value never changes throughout the servicing of the REO asset and will be reflected in all reporting.

REO Sellable Portfolio is the entire REO portfolio less any REO in eviction, redemption under contract or other situations in which Servicer cannot pass marketable title and must have at least 25 REO properties listed with an average list age of at least 90 days.

Right Party Contact Rate means a person-to-person contact with an obligor (a signer of the Mortgage Note), or, where applicable, the obligor’s legal guardian or attorney-in-fact with respect to the loan, or other third party as appointed by the mortgagor.

Roll Rate is calculated as a three month rolling average percentage of loans, based on Unpaid Principal Balance, that remain in the same bucket or improve their delinquency status (including loans that payoff or are otherwise liquidated) from previous month-end to current month-end.

Total Reconciled Market Value is the sum of all the RMVs on all the REO closings in the month.

Total Sales Price is the sum of the sales price of all REO closings in the month, less any Sellers’ closing concessions in which the sales price was inflated to reflect the concession amount.

EXHIBIT T

FORM OF SWAP AGREEMENTS

(Available Upon Request)

EXHIBIT U

FORM OF DEPOSITOR CERTIFICATION

Re:  Credit Suisse First Boston Mortgage Acceptance Corp.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Home Equity Asset Trust 2005-9 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trustee based upon the servicing information required to be provided by the Servicers under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Servicers have fulfilled their obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicers’ compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Servicers or the Trustee].

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of November 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).

_____________________________

[Name]

[Title]

[Date]

EXHIBIT V

FORM OF TRUSTEE CERTIFICATION

Re:  Credit Suisse First Boston Mortgage Acceptance Corp.
Home Equity Asset Trust 2005-9
Home Equity Pass-Through Certificates, Series 2005-9

U.S. Bank National Association (the “Trustee”) hereby certifies to Credit Suisse First Boston Mortgage Acceptance Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trustee has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing Monthly Statements filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Subject to paragraph 4 hereof, based on the Trustee’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trustee by the Servicer, the Distribution Information in the Monthly Statements contained in such reports on Form 8-K, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3.

Based on the Trustee’s knowledge, the Distribution Information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports; and

4.

In compiling the Distribution Information and making the foregoing certifications, the Trustee has relied upon information furnished to it by the Servicer under the Pooling and Servicing Agreement.  The Trustee shall have no responsibility or liability for any inaccuracy in such reports on Form 8-K to the extent such inaccuracy results from information received from the Servicer.

For purposes of this Certificate, the following terms shall have the meanings ascribed below:

“Distribution Information” shall mean that information (x) calculated and reported by the Trustee and (y) reported by the Trustee, in either case, pursuant to Section 4.04 of the Pooling and Servicing Agreement.

“Monthly Statements” shall mean the monthly statements prepared by the Trustee pursuant to Section 4.04 of the Pooling and Servicing Agreement.

Any additional capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated November 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).

[____________________],

as Trustee

By: _______________________________

[Name]

[Title]

[Date]

EXHIBIT W-1

FORM OF SERVICER CERTIFICATION

Re:  Credit Suisse First Boston Mortgage Acceptance Corp.

Home Equity Asset Trust 2005-9

Home Equity Pass-Through Certificates, Series 2005-9

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 8.12(d) of the Pooling and Servicing Agreement to the Depositor, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.17 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trustee during the Relevant Year.  Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.18 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of November 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Acceptance Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Ocwen Loan Servicing, LLC (“Ocwen”), as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc. (“SPS”), as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, N.A. (“WFBNA”), as a servicer (in such capacity, a “Servicer” and together with Ocwen and SPS, the “Servicers”), Clayton Fixed Income Services Inc., as credit risk manager (in such capacity, the “Credit Risk Manager”) and U.S. Bank National Association as trustee (in such capacity, the “Trustee”).

[__________________],

as Servicer

By: _____________________________

[Name]

[Title]

[Date]

SCHEDULE I

Mortgage Loan Schedule
(Provided Upon Request)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

(i)

the Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by the Seller and, assuming the due authorization and execution of the Agreement by the other parties thereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)

to the knowledge of the Seller, there are no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii)

the Seller is a member of MERS in good standing and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

SCHEDULE IIB

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

(i)

WFBNA is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WFBNA has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement and, assuming the due authorization and execution of the Agreement by the other parties thereto, constitutes a valid and legally binding agreement of WFBNA enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WFBNA or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WFBNA is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WFBNA of any court, regulatory body, administrative agency or governmental body having jurisdiction over WFBNA.

(iv)

There is no action, suit, proceeding or investigation pending, or to WFBNA’s knowledge threatened, against WFBNA before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WFBNA of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WFBNA of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)

WFBNA, or an affiliate thereof, is a member of MERS in good standing and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

SCHEDULE IIC

Representations and Warranties of Servicer – Ocwen Loan Servicing, LLC

(i)

Ocwen is limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.;

(ii)

Ocwen has full power to own its properties, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by Ocwen of this Agreement have been duly authorized by all necessary action on the part of Ocwen; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Ocwen or its properties or the organizational documents of Ocwen, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Ocwen’ ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

this Agreement has been duly executed and delivered by Ocwen and, assuming the due authorization, execution and delivery of the Agreement by the other parties thereto, constitutes a valid and binding obligation of Ocwen enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(v)

to the knowledge of Ocwen, there are no actions, litigation, suits or proceedings pending or threatened against Ocwen before or by any court, administrative agency, arbitrator or governmental body (a) with respect to any of the transactions contemplated by this Agreement or (b) with respect to any other matter which in the judgment of Ocwen if determined adversely to Ocwen would reasonably be expected to materially and adversely affect Ocwen’ ability to perform its obligations under this Agreement, other than as Ocwen has previously advised Seller; and Ocwen is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vi)

Ocwen is a member of MERS in good standing and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Ocwen Serviced Loans that are MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

SCHEDULE IID

Representations and Warranties of Servicer and Special Servicer – Select Portfolio Servicing, Inc.

(i)

SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)

There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE III

Representations and Warranties – Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or the date specified herein, with respect to the Mortgage Loans identified on Schedule I hereto.

(i)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date or the Subsequent Transfer Date, as applicable, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.

(ii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects.

(iii)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Insurance Policy and title insurance policy, to the extent required by the related policies.

(iv)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(v)

The information set forth in the Mortgage Loan Schedule, attached to the Agreement as Schedule I, is complete, true and correct in all material respects as of the Cut-off Date.

(vi)

With respect to any first lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any second lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, and all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any second lien Mortgage Loan, the related First Lien, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any first lien Mortgage Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any second lien Mortgage Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, in an estate in fee simple in real property securing the related Mortgage Note, and the Seller has the full right to sell and assign the same to the Depositor;

(vii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage.

(viii)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable.

(ix)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(x)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property.

(xi)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances.

(xii)

Seller has delivered or caused to be delivered to the Trustee or the Custodians on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same.

(xiii)

The Mortgage File contains each of the documents specified in Section 2.01(b) of the Agreement.

(xiv)

As of the Closing Date, each Mortgage Loan shall be serviced in all material respects in accordance with the terms of the Agreement.

(xv)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If at the time of origination, the Mortgage Loan was required to have flood insurance coverage in accordance with the Flood Disaster Protection Act of 1973, as amended, such Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.

(xvi)

With respect to each Mortgage Loan that has a Prepayment Premium feature, each such Prepayment Premium is enforceable and each Prepayment Premium is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable.

(xvii)

As of the Cut-off Date, approximately 1.0% of the Mortgage Loans are at least 30 days delinquent but not more than 59 days delinquent and approximately 0.2% of the Mortgage Loans are at least 60 days delinquent but not more than 89 days delinquent (based on the Aggregate Loan Balance as of November 1, 2005 and the amount deposited to the Prefunding Account on the Closing Date).  None of the Mortgage Loans are greater than 89 days delinquent.

(xix)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.

(xx)

To the knowledge of the Seller, (i) no Mortgage Loan contemplated under the terms of this Agreement is covered by the Home Ownership and Equity Protection Act of 1994 or any comparable state law, (ii) no proceeds from any Group I Mortgage Loan contemplated under the terms of this Agreement were used to finance single-premium credit insurance policies, (iii) no subprime Group I Mortgage Loan originated on or after October 1, 2002 will impose a Prepayment Premium for a term in excess of three years, no Group I Mortgage Loan originated prior to such date, and no non-subprime Group I Mortgage Loan, will impose a Prepayment Premium in excess of five years, (iv) the related Servicer for each Group I Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis, (v) no Group I Mortgage Loan secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003, no Group II Mortgage Loan secured by a Mortgaged Property located in the State of Georgia, originated on or after October 1, 2002 and before March 7, 2003 is subject to the Georgia Fair Lending Act (HB 1361), and no Mortgage Loan secured by a Mortgaged Property located in the State of Georgia, originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended and (vi) each Group I Mortgage Loan has an original principal balance that conforms to Fannie Mae and Freddie Mac guidelines.

(xxi)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(xxii)

No Mortgage Loan secured by a Mortgaged Property located in the State of New York, for which a loan application was submitted on or after April 1, 2003, is a “high-cost home loan” as defined in the New York Assembly Bill 11856.

(xxiii)

No Mortgage Loan is classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” loan under any other applicable state, federal or local law.

(xxiv)

With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

(xxv)

The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001.

(xxvi)

No Mortgage Loan originated on or after November 27, 2003 will be subject to the New Jersey Home Ownership Security Act of 2003.

(xxvii)

No Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which is now Version 5.6(c) Revised, Appendix E, in effect as of the Closing Date or as of the related Subsequent Transfer Date, as applicable.